Supplement dated November 22, 2024, to the Updating Summary Prospectus and Prospectus dated

May 1, 2024, for Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America

COLI VUL-2 Series Account

Supplement dated November 22, 2024, to the Updating Summary Prospectus and Prospectus dated

May 1, 2024, for Executive Benefit VUL II policies

issued by Empower Life & Annuity Insurance Company of New York

COLI VUL-2 Series Account

This Supplement amends certain information contained in your variable universal life insurance policy (“Policy”) updating summary prospectus and prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference.

Effective November 15, 2024, a Fund available under your Policy changed its name as follows:

CURRENT FUND NAME	NEW FUND NAME
DFA VIT Inflation-Protected Securities Portfolio	Dimensional VIT Inflation-Protected Securities Portfolio

All references to the fund in your Policy Prospectuses are hereby replaced with the new fund name.

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If you have any questions regarding this Supplement, please contact your investment professional or us by calling toll free at 1-888-353-2654. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please keep this Supplement for future reference.